HH COMMUNICATIONS, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 (AUDITED)

HH COMMUNICATIONS, INC.

AUDITED FINANCIAL STATEMENTS WITH SUPPLEMENTARY INFORMATION

DECEMBER 31, 1995


                                    CONTENTS



ACCOUNTANT'S AUDIT REPORT..........................................1

FINANCIAL STATEMENTS

            Balance Sheet.................................................2

            Statement of Income and Retained Earnings.....................4

            Statement of Cash Flows.......................................5

            Notes to Financial Statements.................................6

ALBERT & GOODMAN  CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS
================================================================================




To the Board of Directors and Stockholders of HH Communications, Inc.
Chicago, Illinois


                          INDEPENDENT AUDITOR'S REPORT



We have audited the accompanying balance sheet of HH Communications, Inc. as of December 31, 1995, and the related statements of income, retained earnings and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HH Communications, Inc. as of December 31, 1995


Albert & Goodman
Certified Public Accountants


/s/ Albert & Goodman


Northbrook, Illinois
September 3, 1996


650 Dundee Road - Suite 170 - Northbrook, Illinois 60062 - PHONE: 708/480-5716 -
FAX: 708/480-9227

HH COMMUNICATIONS, INC.
BALANCE SHEET
DECEMBER 31, 1995


ASSETS

CURRENT ASSETS
        Cash                                                          $   36,450
        Accounts receivable - net of all
           doubtful accounts of $27,000                                  852,048
        Stockholder advances - Note F                                     69,656
        Employee advances                                                    300
        Prepaid income taxes                                               2,984
        Prepaid insurance                                                  3,906
                                                                      ----------
                                              TOTAL CURRENT ASSETS       965,344

PROPERTY AND EQUIPMENT - Note A
        Furniture and equipment                                          116,777
        Leasehold improvements                                             4,002
                                                                      ----------
                                                                         120,779
        Less: accumulated depreciation                                    70,458
                                                                      ----------
                                        NET PROPERTY AND EQUIPMENT        50,321

OTHER ASSETS
        Deposits                                                           5,000
                                                                      ----------
                                                TOTAL OTHER ASSETS         5,000
                                                                      ----------




                                                      TOTAL ASSETS    $1,020,665
                                                                      ==========


                 SEE ACCOMPANYING NOTES AND ACCOUNTANT'S REPORT

LIABILITIES

CURRENT LIABILITIES
        Accounts payable                                            $   264,612
        Accrued expenses                                                 81,283
        Note payable - Note B                                           585,597
        Accrued sales commissions                                        89,583
        Accrued sales and payroll taxes                                  47,706
        Note payables - current portion - Note C                         41,254
        Customer deposits                                                15,000
                                                                    -----------
                                        TOTAL CURRENT LIABILITIES     1,125,035

LONG-TERM LIABILITIES
        Notes payable - less current portion - Note C                   178,905
                                                                    -----------
                                        TOTAL LONG-TERM LIABILITIES     178,905

STOCKHOLDER'S EQUITY
        Common stock, authorized -- 1,000 shares
          issued and outstanding -- 1,000 shares                          1,050
        Retained deficit                                               (284,325)
                                                                    -----------
                                        TOTAL STOCKHOLDER'S EQUITY     (283,275)
                                                                    -----------




                      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $ 1,020,665
                                                                    ===========


                 SEE ACCOMPANYING NOTES AND ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUES
        Sales                                                         3,497,168
        Commissions earned                                              762,154
                                                                    -----------
                   TOTAL REVENUES                                   $ 4,259,322

COST OF GOODS SOLD
        Purchases                                                     2,614,343
        Freight                                                           5,023
                                                                    -----------
         TOTAL COST OF GOODS SOLD                                     2,619,366
                                                                    -----------

                     GROSS PROFIT                                     1,639,956

GENERAL AND ADMINISTRATIVE EXPENSES                                   1,831,854
                                                                    -----------

             LOSS FROM OPERATIONS                                      (191,898)

OTHER EXPENSE
        Interest expense                                                 53,035
                                                                    -----------
              TOTAL OTHER EXPENSE                                        53,035
                                                                    -----------

         LOSS BEFORE INCOME TAXES                                      (244,933)

INCOME TAXES - Note A
        Federal income tax benefit                                      (33,800)
        State income taxes benefit                                       (9,800)
                                                                    -----------
         TOTAL INCOME TAX BENEFIT                                       (43,600)
                                                                    -----------

                  NET LOSS                                             (201,333)

RETAINED DEFICIT
        Beginning of the year                                           (82,992)
                                                                    -----------

                  End of the year                                      (284,325)
                                                                    ===========


                 SEE ACCOMPANYING NOTES AND ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1995


CASH FLOWS FROM OPERATION ACTIVITIES
        Net loss                                                       (201,333)
        Non-cash items included in net income
               Depreciation                                              11,309
        Net (increase) decrease in current assets:
               Accounts receivable                                     (548,058)
               Stockholder and employee advances                        (58,936)
               Prepaid income taxes                                       2,991
               Prepaid insurance                                         (3,906)
               Deposits                                                  (5,000)
        Net increase (decrease) in current liabilities:
               Accounts payable                                          99,993
               Accrued expenses                                          81,283
               Accrued sales commissions                                 89,583
               Accrued sales and payroll taxes                           39,556
               Customer deposits                                         15,000
               Deferred state income tax                                 (9,800)
               Deferred federal income tax                              (33,800)
                                                                      ---------
                            NET CASH USED BY OPERATING ACTIVITIES      (521,118)

CASH FLOW FROM INVESTING ACTIVITIES
        Purchase of property and equipment                              (59,055)
                                                                      ---------
                            NET CASH USED BY INVESTING ACTIVITIES       (59,055)

CASH FLOW FROM FINANCING ACTIVITIES
        Proceeds from line of credit                                    535,597
        Proceeds from term loan                                          20,000
        Repayment on term loan - (stock redemption)                     (23,988)
                                                                      ---------
                        NET CASH PROVIDED BY INVESTING ACTIVITIES       531,609
                                                                      ---------

                                  NET INCREASE (DECREASE) IN CASH       (48,564)

CASH AT THE BEGINNING OF THE YEAR                                        85,014
                                                                      ---------

                                      CASH AT THE END OF THE YEAR     $  36,450
                                                                      =========


                 SEE ACCOMPANYING NOTES AND ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
This summary of significant accounting policies of HH Communications, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. Management is also responsible for all estimates made on these financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

BUSINESS ACTIVITY
The Company, which is located in Chicago, Illinois, is a manufacturers' representative for the telecommunication industry and is also a value added re-seller of computer hardware. In addition they also provide service for the implementation of the above products.

CASH AND CASH EQUIVALENTS
For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
Bad debts are provided on the allowance method based on historical experience and management's evaluation of outstanding accounts receivable. The allowance for doubtful accounts is $27,000 at December 31, 1995.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The costs of leasehold improvements are depreciated (amortized) over the lesser of the length of the related leases or the estimated useful lives of the assets. Depreciation is computed using an accelerated method for both financial statement and tax reporting purposes. The following is a description of the major classes of property and their useful lives.


                                                  YEARS
                                                  -----
            Furniture and equipment               5 - 7
            Leasehold improvements                7 - 39

Depreciation expense amounted to $11,309 for the year ended December 31, 1995. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.


                             SEE ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 1995

INCOME TAXES
In February 1992, the Financial Accounting Standards Board adopted Statement of Financial Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature and previously issued income tax accounting standards. The statement is required to be applied by all taxable entities for their fiscal years beginning after December 15, 1992, either by restating prior period financial statements or by recognizing the cumulative effect of the change in the year of adoption. For its fiscal year ended December 31, 1995 the Company has applied SFAS 109, and its financial statements for the year ended December 31, 1994 have been restated to conform to the measurement principles of SFAS 109 as if the Statement had been in effect for that year.

Accordingly, the Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 which requires the use of the "liability method" of accounting for income taxes. Deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company's temporary difference is due to the difference in accounting methods used for book and tax purposes. For tax purposes the Company was reporting on the cash receipts and disbursements basis of accounting. As of January 1, 1995 the Company will be using the accrual basis of accounting for both tax and financial reporting purposes. Current income taxes are based on the year's taxable income for Federal and state income tax reporting purposes. No current provision is made for income taxes.

Deferred Federal tax provision (benefit)              ($33,800)
Deferred State tax provision (benefit)                (  9,800)
                                                      --------

Total 1995 income tax provision                       ($43,600)
                                                      ========

NOTE B - REVOLVING LINE OF CREDIT
The Company had a $600,000 revolving line of credit, of which $585,597 was outstanding at December 31, 1995. Maturity of this revolving line of credit is March 31, 1996, and bears an interest rate of prime plus one (floating) which was 9.5% as of December 31, 1995. The line is secured by substantially all corporate assets and is personally guaranteed by the four principal shareholders of the corporation.

On March 1, 1996 the Company obtained a working capital line of credit of $1,250,000. This line of credit is subject to certain debt to equity covenants and is personally guaranteed by the four principal shareholders of the corporation. This line of credit expires on April 30, 1997. As of July 31, 1996 the Company was in violation of the debt to equity covenants of the line of credit agreement.


                             SEE ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 1995


NOTE C - LONG-TERM DEBT Long-term debt consists of the following:

                                                                         1995
                                                                       ---------
Note payable to Comerica Bank - Illinois
for the  purchase  of  office  furniture
payable  in 24 monthly  installments  of
$833.33 plus interest. The interest rate
in  effect  is prime  plus 1/2  percent,
which was 9.25% as of December 31, 1995.
This note is  secured  by all  corporate
assets    and    guaranteed    by    the
shareholders.                                                           $ 20,000


Note  payable  to Harvey  Herzog for the
purchase of his interest in the Company.
This    note   is   paid   in    monthly
installments  of $4,000,  which includes
interest at a rate of 9%.                                                200,159
                                                                       ---------
                    TOTAL LONG TERM DEBT
                                                                       $ 220,159

LESS-Current   maturities   included  in
current liabilities                                                    ( 41,254)
                                                                       ---------

                          LONG TERM DEBT                               $ 178,905
                                                                       =========

Maturities of long-term debt for each of the years succeeding December 31, 1995 are as follows:

                     1997                     $44,186
                     1998                      37,393
                     1999                      40,900
                     2000                      44,737
                     2001                      11,689

NOTE D - BUY-SELL AGREEMENT
In 1994, the Company and its stockholders entered into an agreement regarding the disposition of the stockholders' shares of the Company's common stock. In certain instances, as defined in the agreement, a stockholder may dispose of stock by offering it for sale to the Company and the other stockholders. The Company has a first option to purchase and, after a period of time, the option reverts to the other stockholders. The method used for determining the purchase price is set forth in the agreement.


                             SEE ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 1995


NOTE D - BUY-SELL AGREEMENT-CONTINUED
As part of the same agreement, upon the permanent disability or death of a stockholder, the Company or other stockholders will be obligated to purchase the Company's common stock from the disabled stockholder or from the estate of the deceased stockholder. The acquisition price is determined in the same manner as for a disposition of stock. In the event of a disability or death-triggering event, however, the agreement may be funded by disability or life insurance.


NOTE E - STOCK REDEMPTION
On November 1, 1987, the Company entered into a redemption agreement with a stockholder. The Company agreed to repurchase all of the stockholder's shares for $315,767. This note is payable in 120 consecutive installments of $4,000, which includes interest at a rate of 9%, starting January 15, 1992. The bank classifies the note as equity in the calculation of loan compliance ratios. The repurchased shares were retired, and the cost of these shares were closed out through retained earnings.


NOTE F - RELATED PARTY TRANSACTIONS
Loans receivable from the stockholders of the Company were $69,656 as of December 31, 1995. These loans are payable on demand and bear no interest.


NOTE G - LEASE COMMITMENTS
As of December 31, 1995, the Company leased office space and several automobiles under various non-cancelable operating leases. Future minimum lease payments required under the operating leases are as follows:

                         YEARS ENDING DECEMBER 31,
                         -------------------------

                         1996                  $66,924
                         1997                   66,053
                         1998                   58,663
                         1999                   61,513
                         2000                   36,575
                                              --------

             Total minimum lease payments     $289,728
                                              ========


NOTE H - PROFIT SHARING AND 401(K) SAVINGS PLAN
The Company has enacted a defined contribution plan (401K plan) as of December 31, 1995. No employee or employer contributions have been made during this period. Contributions to this plan will begin during fiscal year 1996.


                             SEE ACCOUNTANT'S REPORT

HH COMMUNICATIONS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 1995

NOTE I - SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid for interest and income taxes are as follows:

                                              1995
                                              ----

Interest                                    $53,035

Income taxes                                $ 4,218


NOTE J - MAJOR CUSTOMER INFORMATION
During the year, the Company has diversified  its customer base.  Sales to their
top  four  customers   totaled   approximately   $1,825,000  which   represented
approximately 40% of their net revenue.

NOTE K - MAJOR VENDOR INFORMATION
During the year the Company purchased approximately $2,360,000 worth of goods from five vendors representing approximately 90% of total goods purchased during the year.

NOTE L - SUBSEQUENT EVENTS
On July 23, 1996 the four individual shareholders of HH Communications, Inc. assumed the debt that was due to Harvey Herzog (see Note C and Note E). Immediately upon assuming the debt, the shareholders relieved the Company of the obligation by making a contribution of capital in the amount of the debt.

On July 31, 1996 all outstanding shares of HH Communications, Inc. were acquired by Glasgal Communications, Inc. which is a publicly traded company. The shareholders of HH Communications, Inc. received 1,500,000 unregistered common shares of Glasgal Communications, Inc. in exchange for the 1,000 issued and outstanding shares of HH Communications, Inc., which represented 100% of the outstanding shares of HH Communications, Inc. on July 31, 1996.

Simultaneous with the acquisition, the former shareholders of the Company entered into employment agreements with HH Communications, Inc. which have a term from July 31, 1996 through July 31, 1999. In addition the former shareholders of HH Communications, Inc. entered into restrictive covenant agreements for the term of the employment agreement.


                             SEE ACCOUNTANT'S REPORT
                                      -10-